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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) MARCH 10, 1997

                            SARATOGA RESOURCES, INC.
             (Exact Name of registrant as specified in its charter)

       DELAWARE                      0-11498                     76-0453392
(State or jurisdiction             (Commission                (I.R.S. Employer
   of incorporation)               File Number)              Identification No.)

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2000 DAIRY ASHFORD SOUTH, SUITE 410, HOUSTON, TX                 77077
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code (281) 531-0022

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SARATOGA RESOURCES, INC.           FORM 8-K                         PAGE 2 OF 3

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

DESCRIPTION OF THE TRANSACTION

      See Item 5 (Other Events).

ITEM 5. OTHER EVENTS

LEGAL PROCEEDINGS

      The Company has previously reported certain information regarding its involvement in certain litigation (the "Company Federal Lawsuit" and the "Kaminski Lawsuit") with Joseph T. Kaminski, a former director of the Company, in the following reports and matters filed with the Securities and Exchange
Commission: (i) Form 8-K (filed July 16, 1996), (ii) Form 10-KSB (filed July 31,
1996), (iii) Form 10-QSB (filed August 1, 1996), (iv) Proxy Statement (filed August 30, 1996), and (v) Form 10-QSB (filed November 13, 1996).

      On January 6, 1997, the "Company Federal Lawsuit" proceeded to trial, whereupon the Company, Cooke, Dryer and Dryer, Ltd. received an overall favorable outcome as set forth in the "Settlement Agreement", a copy of which is attached hereto as Exhibit "1". Prior to the final judgment being entered, Kaminski indicated his intention to appeal any final judgment which may be entered. The Board of Directors, being aware of the risks, uncertainties, and costs of continued litigation determined that it would be in the best interest of the Company and its shareholders to attempt to compromise and settle all matters in dispute of whatever kind or character concerning both the "Company Federal Lawsuit" and the "Kaminski Lawsuit". Accordingly, on March 10, 1997, the Company, Cooke, Dryer, Dryer, Ltd. and Kaminski entered into a Settlement Agreement and Full and Final Release (the "Settlement Agreement").

      Pursuant to the terms of the Settlement Agreement (i) Kaminski assigned to the Company all of his stock, warrants, stock options, or other rights to purchase any debt or equity interest in the Company or its affiliates, under his actual or constructive control, currently or within a period of three years from the date of the Settlement Agreement [which Kaminski represented to be 2,465,371 shares of common stock ("shares") and warrants to purchase 100,000 shares], and further Kaminski assigned an additional 8,000 shares to the Company which he had held as "Trustee", (ii) Kaminski released the Company, Cooke, Dryer and Dryer, Ltd. from any and all claims and causes of action, (iii) the Company, Cooke, Dryer and Dryer, Ltd. released Kaminski from any and all claims and causes of action, and (iv) the Company, Cooke, Dryer, Dryer, Ltd. and Kaminski filed motions to dismiss with prejudice the "Company Federal Lawsuit" and the "Kaminski Lawsuit".
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SARATOGA RESOURCES, INC.           FORM 8-K                         PAGE 3 OF 3

      Accordingly, all claims and counterclaims against the Company and its two directors (Cooke and Dryer) have been, or will be, dismissed, and there is no other pending litigation against the Company or its directors.

      Additionally, and as a result of the Settlement Agreement the total number of shares of common stock of the Company issued and outstanding has been reduced from 6,809,400 to 4,336,029, and 2,473,371 shares are now held in treasury.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial statements of businesses acquired: NONE

      (b) Pro forma financial information: NONE

      (c)   Exhibits:

      Documents filed as part of this report:

            (1) Settlement Agreement and Full and Final Release dated March 10, 1997.
                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SARATOGA RESOURCES, INC.

Date: March 12, 1997                      By: /s/
                                                Thomas F. Cooke
                                                Chairman & CEO